Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104
CONTACTS:

Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE
__________________________________________________________________________________________________________________________________________________________________________
EXPEDITORS REPORTS SECOND QUARTER 2016 EPS OF $0.63 PER SHARE 1
SEATTLE, WASHINGTON - August 2, 2016, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced second quarter 2016 financial results including the following highlights compared to the same quarter of 2015:

•	Diluted Net Earnings Attributable to Shareholders per share increased 3% to $0.63

•	Net Earnings Attributable to Shareholders decreased 1% to $116 million

•	Operating Income decreased 2% to $179 million

•	Revenues decreased 13% to $1.5 billion

•	Net Revenues[2] increased slightly to $553 million while yields increased 490 basis points to 37.5%

•	Airfreight tonnage volume increased 2% and ocean container volume decreased 1%

“We made significant progress in the second quarter, especially in Asia and the U.S., and continued to make the right investments with the right people to advance our strategic initiatives,” said Jeffrey S. Musser, President and Chief Executive Officer. “When faced with the same challenges that we experienced in the first quarter, our people did again what they do best, which is drive efficiency and provide highly optimized solutions for our customers. The global economic environment remains uncertain, particularly in Europe, and trade continues to slow. Despite these conditions, we continue to gain new customers and expand our market share, and we generated the best quarter of EPS in our history. We remain focused on implementing our strategic plan, with emphasis on markets to and within China and by further leveraging our strength in North America. Given our position in the global marketplace, our people and our resources, we remain optimistic about our ability to generate profitable growth.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “Even though rates remained volatile again this quarter, we achieved an operating income margin as a percent of net revenues above 30%, as our people remain highly disciplined on costs and continue to take advantage of available capacity and rates in all parts of our business. We are investing in the growth of the company, but not without keeping an eye on our margins or allowing costs to impact our profitability, cash flow and returns to shareholders.”

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 185 full-service offices and numerous satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing distribution and customized logistics solutions.

_______________________
1Diluted earnings attributable to shareholders per share.
2Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
Second Quarter 2016 Earnings Release, August 2, 2016
Financial Highlights for the Three and Six months ended June 30, 2016 and 2015 (Unaudited)
(in 000's of US dollars except per share data)

	Three months ended June 30,			Six months ended June 30,
	2016	2015	% Change	2016	2015	% Change
Revenues	$1,475,164	$1,691,553	(13)%	$2,893,636	$3,369,079	(14)%
Net revenues[1]	$553,117	$552,141	—%	$1,070,186	$1,081,627	(1)%
Operating income	$178,864	$182,716	(2)%	$330,690	$351,599	(6)%
Net earnings attributable to shareholders	$116,052	$117,760	(1)%	$212,636	$224,464	(5)%
Diluted earnings attributable to shareholders per share	$0.63	$0.61	3%	$1.16	$1.17	(1)%
Basic earnings attributable to shareholders per share	$0.64	$0.62	3%	$1.17	$1.17	—%
Diluted weighted average shares outstanding	183,132	191,918		183,110	192,426
Basic weighted average shares outstanding	181,753	190,679		181,882	191,151
_______________________
1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

During the three and six-month periods ended June 30, 2016 the Company repurchased 1.9 million and 3.4 million shares of common stock at an average price of $49.47 and $48.75 per share, respectively. During the three and six-month periods ended June 30, 2015, the Company repurchased 2.7 million and 4.3 million shares of common stock at an average price of $47.46 and $47.61 per share, respectively.

	Employee headcount as of June 30,
	2016	2015
North America	5,732	5,493
Europe	2,764	2,609
North Asia	2,461	2,425
Middle East, Africa and India	1,480	1,387
South Asia	1,338	1,312
Latin America	754	809
Information Systems	795	711
Corporate	341	313
Total	15,665	15,059

	Year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2016
April	(1)%	—%
May	—%	(1)%
June	9%	(2)%
Quarter	2%	(1)%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on August 5, 2016 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about August 12, 2016.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future pricing volatility and impacts on margins; the uncertainty of the global economic environment and slowing global trade; and our ability to maintain current margin levels, advance our strategic initiatives, implement our strategic plan, continue to gain new customers, expand our market share, grow markets to and within China, leverage our position in North America, generate profitable growth and manage costs. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, the future success of our business model, our ability to maintain consistent and stable operating results, our ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy and fuel prices, geopolitical changes, foreign exchange rates, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	June 30, 2016	December 31, 2015
Assets
Current Assets:
Cash and cash equivalents	$980,264	$807,796
Accounts receivable, net	1,051,373	1,112,260
Deferred Federal and state income taxes	19,683	16,861
Other current assets	75,525	56,453
Total current assets	2,126,845	1,993,370
Property and equipment, net	540,737	524,724
Goodwill	7,927	7,927
Other assets, net	31,629	56,417
	$2,707,138	$2,582,438
Liabilities and Equity
Current Liabilities:
Accounts payable	$642,056	$645,304
Accrued expenses, primarily salaries and related costs	225,821	186,571
Federal, state and foreign income taxes	26,149	29,498
Total current liabilities	894,026	861,373
Deferred Federal and state income taxes	33,607	26,389

Commitments and contingencies

Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding 180,841 shares at June 30, 2016 and 182,067 shares at December 31, 2015	1,808	1,821
Additional paid-in capital	184	31
Retained earnings	1,855,935	1,771,379
Accumulated other comprehensive loss	(82,012)	(81,238)
Total shareholders’ equity	1,775,915	1,691,993
Noncontrolling interest	3,590	2,683
Total equity	1,779,505	1,694,676
	$2,707,138	$2,582,438

02-August-2016	Expeditors International of Washington, Inc.	Page 3 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenues:
Airfreight services	$582,093	$693,812	$1,142,946	$1,401,256
Ocean freight and ocean services	464,692	576,772	918,884	1,142,489
Customs brokerage and other services	428,379	420,969	831,806	825,334
Total revenues	1,475,164	1,691,553	2,893,636	3,369,079
Operating Expenses:
Airfreight services	403,419	506,988	792,196	1,019,989
Ocean freight and ocean services	323,699	433,356	646,719	878,812
Customs brokerage and other services	194,929	199,068	384,535	388,651
Salaries and related costs	293,532	287,065	576,887	565,943
Rent and occupancy costs	27,079	24,971	53,938	50,359
Depreciation and amortization	11,642	11,420	22,971	22,949
Selling and promotion	10,251	10,529	19,683	19,776
Other	31,749	35,440	66,017	71,001
Total operating expenses	1,296,300	1,508,837	2,562,946	3,017,480
Operating income	178,864	182,716	330,690	351,599
Other Income (Expense):
Interest income	2,890	2,636	5,669	5,368
Other, net	1,603	3,804	2,482	3,838
Other income, net	4,493	6,440	8,151	9,206
Earnings before income taxes	183,357	189,156	338,841	360,805
Income tax expense	66,918	70,827	125,355	135,144
Net earnings	116,439	118,329	213,486	225,661
Less net earnings attributable to the noncontrolling interest	387	569	850	1,197
Net earnings attributable to shareholders	$116,052	$117,760	$212,636	$224,464
Diluted earnings attributable to shareholders per share	$0.63	$0.61	$1.16	$1.17
Basic earnings attributable to shareholders per share	$0.64	$0.62	$1.17	$1.17
Dividends declared and paid per common share	$0.40	$0.36	$0.40	$0.36
Weighted average diluted shares outstanding	183,132	191,918	183,110	192,426
Weighted average basic shares outstanding	181,753	190,679	181,882	191,151

02-August-2016	Expeditors International of Washington, Inc.	Page 4 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2016	2015	2016	2015
Operating Activities:
Net earnings	$116,439	$118,329	$213,486	$225,661
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses on accounts receivable	562	584	1,140	861
Deferred income tax (benefit) expense	(6,115)	8,986	3,781	20,923
Excess tax benefits from stock plans	(132)	(366)	(132)	(1,846)
Stock compensation expense	12,957	11,663	23,788	21,570
Depreciation and amortization	11,642	11,420	22,971	22,949
Other	(6)	27	30	113
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(48,344)	63,234	64,366	16,444
Increase in accounts payable and accrued expenses	51,422	8,038	36,078	22,933
Decrease in income taxes payable, net	(34,734)	(39,000)	(23,809)	(15,868)
Decrease (increase) in other current assets	1,361	(1,187)	(694)	2,382
Net cash from operating activities	105,052	181,728	341,005	316,122
Investing Activities:
Increase in short-term investments, net	(2)	(46,986)	(37)	(6,712)
Purchase of property and equipment	(13,279)	(12,912)	(27,314)	(22,357)
Other, net	4,416	(14)	3,892	184
Net cash from investing activities	(8,865)	(59,912)	(23,459)	(28,885)
Financing Activities:
Proceeds from issuance of common stock	48,488	25,047	90,123	60,095
Repurchases of common stock	(96,115)	(128,137)	(166,407)	(205,505)
Excess tax benefits from stock plans	132	366	132	1,846
Dividends paid	(73,000)	(68,781)	(73,000)	(68,781)
Distribution to noncontrolling interest	—	—	—	(857)
Net cash from financing activities	(120,495)	(171,505)	(149,152)	(213,202)
Effect of exchange rate changes on cash and cash equivalents	(9,345)	2,272	4,074	(15,415)
(Decrease) increase in cash and cash equivalents	(33,653)	(47,417)	172,468	58,620
Cash and cash equivalents at beginning of period	1,013,917	1,033,144	807,796	927,107
Cash and cash equivalents at end of period	$980,264	$985,727	$980,264	$985,727
Taxes paid:
Income taxes	$108,369	$101,389	$146,353	$129,650

02-August-2016	Expeditors International of Washington, Inc.	Page 5 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands)
(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended June 30, 2016:
Revenues from unaffiliated customers	$417,735	56,674	21,169	517,489	151,890	229,882	80,325	—	1,475,164
Transfers between geographic areas	28,973	2,671	4,187	5,385	6,326	10,097	5,507	(63,146)	—
Total revenues	$446,708	59,345	25,356	522,874	158,216	239,979	85,832	(63,146)	1,475,164
Net revenues	$232,860	30,815	14,468	122,117	46,257	77,639	28,975	(14)	553,117
Operating income	$67,214	9,600	3,836	61,721	18,354	11,838	6,315	(14)	178,864
Identifiable assets	$1,363,352	84,358	58,570	471,832	118,352	378,859	225,877	5,938	2,707,138
Capital expenditures	$8,778	445	317	678	351	2,140	570	—	13,279
Depreciation and amortization	$7,366	380	288	1,388	543	1,188	489	—	11,642
Equity	$1,069,876	38,638	39,482	309,557	78,668	133,387	141,315	(31,418)	1,779,505
Three months ended June 30, 2015:
Revenues from unaffiliated customers	$449,622	58,739	24,314	649,901	184,862	239,953	84,162	—	1,691,553
Transfers between geographic areas	32,486	3,685	5,403	5,427	6,473	10,716	5,112	(69,302)	—
Total revenues	$482,108	62,424	29,717	655,328	191,335	250,669	89,274	(69,302)	1,691,553
Net revenues	$229,353	30,576	17,485	124,491	46,944	76,607	26,685	—	552,141
Operating income	$68,547	10,437	5,441	60,597	16,140	15,587	5,967	—	182,716
Identifiable assets	$1,381,755	103,613	57,711	572,425	141,344	448,475	219,280	7,772	2,932,375
Capital expenditures	$7,711	1,656	569	475	989	921	591	—	12,912
Depreciation and amortization	$7,339	310	248	1,379	548	1,176	420	—	11,420
Equity	$1,075,703	59,374	38,447	344,479	118,175	166,569	124,564	(37,578)	1,889,733

02-August-2016	Expeditors International of Washington, Inc.	Page 6 of 8

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Six months ended June 30, 2016:
Revenues from unaffiliated customers	$825,561	108,780	41,233	1,014,721	288,308	451,779	163,254	—	2,893,636
Transfers between geographic areas	55,007	5,371	7,788	10,481	12,132	20,458	10,901	(122,138)	—
Total revenues	$880,568	114,151	49,021	1,025,202	300,440	472,237	174,155	(122,138)	2,893,636
Net revenues	$453,558	58,193	28,201	232,908	85,775	152,180	59,382	(11)	1,070,186
Operating income	$115,419	16,891	7,688	116,939	34,045	24,091	15,628	(11)	330,690
Identifiable assets	$1,363,352	84,358	58,570	471,832	118,352	378,859	225,877	5,938	2,707,138
Capital expenditures	$16,915	756	802	1,763	1,006	4,259	1,813	—	27,314
Depreciation and amortization	$14,698	744	541	2,707	1,055	2,286	940	—	22,971
Equity	$1,069,876	38,638	39,482	309,557	78,668	133,387	141,315	(31,418)	1,779,505
Six months ended June 30, 2015:
Revenues from unaffiliated customers	$893,803	113,533	48,395	1,295,345	366,243	482,039	169,721	—	3,369,079
Transfers between geographic areas	60,161	6,499	10,180	11,124	12,388	20,353	10,179	(130,884)	—
Total revenues	$953,964	120,032	58,575	1,306,469	378,631	502,392	179,900	(130,884)	3,369,079
Net revenues	$448,956	61,254	34,044	241,896	89,144	152,495	53,838	—	1,081,627
Operating income	$127,728	21,528	10,797	117,653	30,020	30,658	13,215	—	351,599
Identifiable assets	$1,381,755	103,613	57,711	572,425	141,344	448,475	219,280	7,772	2,932,375
Capital expenditures	$14,036	1,944	1,186	765	1,308	2,069	1,049	—	22,357
Depreciation and amortization	$14,732	602	516	2,778	1,078	2,422	821	—	22,949
Equity	$1,075,703	59,374	38,447	344,479	118,175	166,569	124,564	(37,578)	1,889,733

02-August-2016	Expeditors International of Washington, Inc.	Page 7 of 8

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator must consider the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Six months ended
	June 30,		June 30,
(in thousands)	2016	2015	2016	2015
Total revenues	$1,475,164	$1,691,553	$2,893,636	$3,369,079
Expenses:
Airfreight services	403,419	506,988	792,196	1,019,989
Ocean freight and ocean services	323,699	433,356	646,719	878,812
Customs brokerage and other services	194,929	199,068	384,535	388,651
Net revenues	$553,117	$552,141	$1,070,186	$1,081,627

02-August-2016	Expeditors International of Washington, Inc.	Page 8 of 8